Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Line Items]
Income Taxes

7.	INCOME TAXES
The Company’s effective tax benefit rate for the three months ended March 31, 2022 was (7.8)% compared to the effective tax rate for the three months ended March 31, 2021 of 37.7%.
The effective tax rate for the three months ended March 31, 2022 was lower than the March 31, 2021 effective tax rate primarily due to the tax benefit received related to share-based compensation expense as well as the tax benefit associated with the re-measurement
of the company’s deferred tax liability for changes in state tax rates.
The Company made income tax payments of $5 thousand and $3.9 million for the three months ended March 31, 2022 and 2021, respectively. The Company received refunds from various states totaling $50 thousand and $16 thousand for the three months ended March 31, 2022 and 2021, respectively.
As of March 31, 2022, unrecognized tax benefits were materially consistent with the amount at December 31, 2021. We anticipate this amount will decrease to $3.4 million over the following twelve months, as the increase related to fiscal year 2022 is offset by decreases related to statute expirations.

6.	INCOME TAXES
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law. The CARES Act includes provisions relating to refundable payroll tax credits, deferment of the employer portion of certain payroll taxes, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property.
Under ASC 740,
Income Taxes
, the effects of the new legislation are recognized in the period of enactment. Therefore, the effects of the CARES Act are recognized during the year ended December 31, 2020. The modification to the net interest deduction limitation resulted in a benefit of $16.8 million during the year ended December 31, 2020. The other provisions of the CARES Act did not result in a material impact on the Company’s provision for income taxes for the year ended December 31, 2020.
The components of pretax loss attributable to domestic and foreign operations are as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
Domestic	$(261,900)	$(15,117)	$(270,428)
Foreign	(13,019)	(6,438)	(7,205)

Pretax loss	$(274,919)	$(21,555)	$(277,633)

The income tax benefit consists of the following (in thousands):

	Year Ended December 31,
	2021	2020	2019
Current provision (benefit):
Federal	$15,263	$1,539	$13,685
State	5,620	4,906	3,302

Total current provision	20,883	6,445	16,987

Deferred provision (benefit):
Federal	(35,284)	(7,536)	(67,874)
State	(11,599)	(3,588)	(16,406)
Foreign	(2,080)	(1,710)	(1,873)
Change in valuation allowance	2,080	1,710	1,873

Total deferred benefit	(46,883)	(11,124)	(84,280)

Total income tax benefit	$(26,000)	$(4,679)	$(67,293)

The Company’s effective income tax rate differs from the federal statutory rate as follows (in th ousands, except
percentages):

	Year Ended December 31,
	2021		2020		2019
Federal income tax benefit at statutory rate	$(57,733)	21.0%	$(4,527)	21.0%	$(58,303)	21.0%
State and local taxes-net of federal income tax effect	(4,723)	1.7	288	(1.3)	(13,797)	5.0
Impairment of goodwill	—	0.0	—	0.0	5,417	(2.0)
Foreign rate difference	(493)	0.2	(227)	1.1	(284)	0.1
Research and experimental credit	(2,914)	1.1	(3,058)	14.2	(2,401)	0.9
Other nondeductible expenses	756	(0.3)	854	(4.0)	451	(0.2)
Stock-based compensation	(3,647)	1.3	(42)	0.2	(10)	0.0
Uncertain tax positions	594	(0.2)	589	(2.7)	574	(0.2)
Valuation allowance	2,080	(0.8)	1,572	(7.3)	1,926	(0.7)
Fair value of warrants	13,545	(4.9)	—	0.0	—	0.0
Executive compensation	25,362	(9.2)	—	0.0	—	0.0
Other—net	1,173	(0.4)	(128)	0.5	(866)	0.3

Income tax benefit	$(26,000)	9.5%	$(4,679)	21.7%	$(67,293)	24.2%

The Company made income tax payments of $15.2 million, $9.5 million and $18.4 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company received refunds from the Internal Revenue Service and various states totaling $16 thousand, $10.4 million and $0.5 million, for the years ended December 31, 2021, 2020 and 2019, respectively.

The approximate income tax effect of each type of temporary difference giving rise to deferred income tax assets and liabilities as of December 31, 2021 and 2020 was as follows (in thousands):

	Year Ended December 31,
	2021	2020
Deferred income tax assets:
Stock-based compensation	$39,135	$6,558
Operating lease liabilities	16,301	—
Net operating losses—foreign	11,427	9,347
Accrued compensation	9,743	7,020
Disallowed interest expense	1,553	2,086
Research and experimental credit	1,250	2,005
Sales allowances and doubtful accounts	959	1,074
Net operating losses—domestic (state)	733	716
Interest rate swaps	—	4,685
Other	1,443	2,685

Total deferred income tax assets	82,544	36,176
Valuation allowance for deferred tax asset	(11,427)	(9,347)

Net deferred income tax assets	71,117	26,829

Deferred income tax liabilities:
Intangible asset amortization	307,654	331,941
Software, equipment and property depreciation and amortization	20,313	10,526
Deferred contract costs	9,456	6,710
Operating lease assets	9,439	—

Total deferred income tax liabilities	346,862	349,177

Net deferred income tax liabilities	$275,745	$322,348

Valuation Allowance
—The Company has accumulated net operating losses related to its foreign subsidiaries of $11.4 million and $9.3 million at December 31, 2021 and 2020, respectively. A valuation allowance equal to 100% of the related tax benefit has been established as of December 31, 2021 and 2020. The valuation allowance increased $2.0 million, $1.7 million and $1.4 million during the years ended December 31, 2021, 2020 and 2019, respectively, due to the net operating losses of the foreign subsidiaries. No amounts were released during the years ended December 31, 2021, 2020 and 2019. The net operating losses are set to expire in 2022 through 2026 as China allows for a five-year carryforward.
The state net operating losses of $0.7 million are expected to be more likely than not fully utilized. Most states allow for a
20-year
carryforward of net operating losses. All losses will expire in 2035-2040 if not fully utilized.
The change in unrecognized tax benefits excluding interest and penalties for the years ended December 31, 2021 and 2020 was as follows (in thousands):

	2021	2020
Balance at beginning of year	$3,045	$2,306
Additions based on tax positions related to the current year	663	719
Additions based on adjustments to tax positions related to prior years	32	91
Reductions for tax positions of prior years	(18)	(71)

Balance at end of year	$3,722	$3,045

As of December 31, 2021, the Company believes the liability for unrecognized tax benefits, excluding interest and penalties, could decrease by approximately $917 thousand in 2022 due to lapses in the statute of limitations. Due to the various jurisdictions in which the Company files tax returns, it is possible that there could be significant changes in the amount of unrecognized tax benefits in 2022, but the amount cannot be reasonably estimated.
The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2021, and 2020, the amount accrued for interest and penalties was not material. The Company reflects the liability for unrecognized tax benefits as current income tax liabilities in its consolidated balance sheets. The amounts included in “reductions for tax positions of prior years” represent decreases in the unrecognized tax benefits relating to settlements reached with taxing authorities during each year shown.
With few exceptions, the major jurisdictions subject to examination by the relevant tax authorities and open tax years, stated as the Company’s fiscal years, are as follows:

Jurisdiction	Open Tax Years
US Federal	2018 - 2020
US States	2018 - 2020
China	2018 - 2020
Canada	2018 - 2020